UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2008
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 West Wacker Drive, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its third quarter results on Thursday, November 13, 2008 at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 details sales, net flows, and assets under management for Q3 2008, the prior two quarters, and all quarters in 2007. Table 2 provides Q3 2008 and Q3 2007 Adjusted EBITDA as defined by our Bank Credit Agreement. The schedule also provides Adjusted EBITDA for the last twelve month period, which includes the fourth quarter of 2007 and the first three quarters of 2008. Table 3 reconciles Adjusted EBITDA as defined by the Bank Credit Agreement to income before taxes for the same periods (other than Q3 2007).

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2007, and September 30, 2008
Unaudited

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total

Gross sales (in millions):
Mutual funds	$1,682	1,859	1,212	1,314	6,066	$1,354	1,839	1,635	—	4,829
Managed accounts-retail	2,759	2,260	1,764	1,809	8,592	1,701	2,118	2,026	—	5,846
Managed accounts-institutional	3,398	2,576	2,112	1,703	9,789	1,197	1,363	2,840	—	5,400
Closed-end funds	296	1,133	47	231	1,706	2	(0)	(0)	—	2

Total funds and accounts	$8,134	7,827	5,135	5,057	26,153	$4,254	5,321	6,501	—	16,076

Net Flows (in millions):
Mutual funds	$1,015	621	(3)	(32)	1,601	$61	744	147	—	953
Managed accounts-retail	(547)	(1,253)	(1,782)	(2,125)	(5,707)	(2,523)	(1,823)	(1,895)	—	(6,241)
Managed accounts-institutional	2,249	1,390	337	(244)	3,733	(584)	112	1,174	—	702
Closed-end funds	316	1,147	38	217	1,717	3	48	(1,172)	—	(1,120)

Total funds and accounts	$3,033	1,906	(1,411)	(2,184)	1,344	$(3,042)	(919)	(1,745)	—	(5,706)

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$161,609	166,095	171,602	170,394	161,609	$164,307	153,026	151,833	—	164,307
Acquisition of HydePark accounts	—	363	—	—	363	—	—	—	—	—
Sales — funds and accounts	8,134	7,827	5,135	5,057	26,153	4,254	5,321	6,501	—	16,076
Dividend reinvestments	103	108	109	390	709	69	155	(170)	—	54
Redemptions and withdrawals	(5,204)	(6,029)	(6,655)	(7,630)	(25,518)	(7,365)	(6,394)	(8,076)	—	(21,836)

Total net flows into funds and accounts	3,033	1,906	(1,411)	(2,184)	1,344	(3,042)	(919)	(1,745)	—	(5,706)
Appreciation / (depreciation) of managed assets	1,453	3,238	203	(3,903)	991	(8,240)	(274)	(16,022)	—	(24,536)

End of period	$166,095	171,602	170,394	164,307	164,307	$153,026	151,833	134,065	—	134,065

Recap by product type:
Mutual funds	$19,584	20,160	19,967	19,195		$18,415	19,064	17,661	—
Closed-end funds	53,091	53,423	53,234	52,305		50,626	50,095	44,710	—
Managed accounts-retail	58,713	59,495	58,119	54,919		49,431	47,671	40,368	—
Managed accounts-institutional	34,707	38,524	39,074	37,888		34,553	35,002	31,326	—

Total assets under management	$166,095	171,602	170,394	164,307		$153,026	151,833	134,065	—

Recap by manager:
Nuveen	$79,430	78,565	77,489	76,282		$74,914	75,031	69,650	—
NWQ	36,277	38,599	37,352	34,575		29,650	28,301	23,159	—
Rittenhouse	3,333	3,235	3,258	2,982		2,669	2,093	1,713	—
Santa Barbara	4,583	5,040	5,073	4,571		3,789	3,833	3,352	—
Symphony	8,953	10,293	10,427	10,822		9,838	10,202	9,960	—
Tradewinds	33,518	35,316	35,143	33,281		30,537	30,779	24,749	—
HydePark	—	553	1,653	1,794		1,629	1,594	1,483	—

Total assets under management	$166,095	171,602	170,394	164,307		$153,026	151,833	134,065	—

Recap by style:
Equity-based	$85,531	90,728	89,276	83,577		$74,083	72,449	59,495	—
Municipals	64,519	64,014	64,156	64,121		63,073	63,513	60,714	—
Taxable income-oriented	16,045	16,859	16,962	16,609		15,870	15,871	13,857	—

Total assets under management	$166,095	171,602	170,394	164,307		$153,026	151,833	134,065	—

TABLE 2
Nuveen Investments
Adjusted EBITDA (1)
Unaudited
(in thousands)

	Q3 2008	Q3 2007	Q3 2008 LTM (3)
Operating Revenues
Advisory Fees	$180,279	$203,154	$758,385
Underwriting & Distribution Revenue	1,142	1,421	4,992
Performance Fees / Other	9,953	9,659	25,725

Total Operating Revenue	191,374	214,234	789,102

Adjusted Operating Expenses (2)
Compensation & Benefits	55,422	72,334	256,891
Advertising & Promotion	3,592	4,605	14,412
Occupancy & Equipment	4,739	4,408	18,104
Travel & Entertainment	2,788	3,026	12,586
Outside & Professional Services	10,817	10,346	41,537
Other Operating Expenses	5,252	4,962	21,657
Minority Interest Expense	983	1,694	3,748
Proforma Savings	(453)	(1,750)	(4,200)

Total Operating Expenses	83,140	99,625	364,735

Adjusted Other Income/(Expense) (2)	(207)	633	1,905

Adjusted EBITDA (1)	$108,027	$115,242	$426,272

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	Balances exclude the impact of consolidated investment vehicles in which Nuveen has no economic interest and include adjustments consistent with our Bank Credit Agreement and thus are non-GAAP financial measures.

(3)	LTM represents the last twelve-month period including the fourth quarter of 2007 and the first three quarters of 2008.

TABLE 3
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q3 2008	Q3 2008 LTM (2)
Income before taxes	(3,508)	(100,122)

Net interest expense	59,729	235,507
Amortization & depreciation	18,909	67,368

Adjustments per Credit Agreement:
Non-cash compensation	9,439	72,826
Deal related expenses	1,345	60,826
Retention, severance and recruiting expense	5,235	30,794
Structured products distribution expense	2,851	10,321
Non-recurring items	1,684	(1,893)
Proforma savings	453	4,200
Debt and investment related expenses	11,890	46,445

Adjusted EBITDA (1)	108,027	426,272

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	LTM represents the last twelve-month period including the fourth quarter of 2007 and the first three quarters of 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 2008	NUVEEN INVESTMENTS, INC.

	By: Name:	/s/ John L. MacCarthy John L. MacCarthy
	Title:	Executive Vice President